SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 21, 2001


                         First Defiance Financial Corp.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Ohio                        0-26850                   34-1803915
----------------------------   ---------------------      ---------------------
(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                            Identification No.)



                    601 Clinton Street, Defiance, Ohio 43512
               --------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  419-782-5015.
                                                     -------------

                                    FORM 8-K

Item 5.        Other Events.
------         ------------

         On May 21, 2001, First Defiance Financial Corp. announced that Larry A. Ball will become the new President and Chief Executive Officer of its subsidiary, The Leader Mortgage Company, LLC, effective July 20, 2001. Mr. Ball succeeds Sheldon Brodsky who is retiring.

         A copy of the press release announcing the management change is attached as Exhibit 1.

                                   SIGNATURES

                             Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST DEFIANCE FINANCIAL CORP.



                                     By:  /s/  John C. Wahl
                                          -------------------------------
                                          John C. Wahl
                                          Executive Vice President and
                                          Chief Financial Officer



Date:  May 25, 2001